                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           PATTERSON-UTI ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total Fee Paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

(PATTERSON-UTI ENERGY, INC. LOGO)

March 31, 2003

Dear Stockholder:

We cordially invite you to attend Patterson-UTI Energy, Inc.'s annual stockholders' meeting. The annual meeting will be held Wednesday, April 30, 2003, at 11:30 a.m., local time, at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas 77060.

At the annual meeting, stockholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached proxy statement.

Thank you for your support.

Sincerely,


-s- MARK S. SIEGEL                    -s- CLOYCE A. TALBOTT
MARK S. SIEGEL                            CLOYCE A. TALBOTT
Chairman of the Board                 Chief Executive Officer


                    ---------------------
    This proxy statement and the accompanying proxy card are being mailed to Patterson-UTI Energy, Inc. stockholders beginning on or about March 31, 2003

                           PATTERSON-UTI ENERGY, INC.
                                 P. O. BOX 1416
                              SNYDER, TEXAS 79550

                             ---------------------

                         NOTICE OF 2003 ANNUAL MEETING

                             ---------------------

     The 2003 annual meeting of the stockholders of Patterson-UTI Energy, Inc. ("Patterson-UTI"), a Delaware corporation, will be held Wednesday, April 30, 2003, at 11:30 a.m., local time, at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas 77060 (the "Meeting"). At the Meeting, the stockholders will be asked to:

     - elect the Board of Directors of Patterson-UTI to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified;

     - approve an amendment to Patterson-UTI's Amended and Restated 1997 Long-Term Incentive Plan increasing the number of shares available for issuance under the plan;

     - approve an amendment to Patterson-UTI's Amended and Restated Non-Employee Director Stock Option Plan increasing the number of options issued to new directors and also increasing the number of options issued to directors annually;

     - ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Patterson-UTI for the fiscal year ending December 31, 2003; and

     - take action upon any other matters which may properly come before the Meeting.

     Stockholders of record at the close of business on March 14, 2003, are entitled to vote at the Meeting and any adjournment thereof.

     It is important that your shares be represented at the Meeting. I urge you to sign, date and promptly return the enclosed proxy card in the enclosed postage paid envelope or vote by following the Internet or telephone instructions included on the proxy card.

                                          By order of the Board of Directors

                                          -s- Jonathan D. Nelson
                                          JONATHAN D. NELSON
                                          Vice President, Chief Financial
                                          Officer,
                                          Secretary and Treasurer

March 31, 2003

                           PATTERSON-UTI ENERGY, INC.
                                 P. O. BOX 1416
                              SNYDER, TEXAS 79550
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 2003

     The Board of Directors of Patterson-UTI Energy, Inc. ("Patterson-UTI"), a Delaware corporation, prepared this proxy statement for the purpose of soliciting proxies for Patterson-UTI's 2003 annual meeting of stockholders (the "Meeting") to be held Wednesday, April 30, 2003, at 11:30 a.m., local time, at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas 77060, and at any adjournment thereof. This proxy statement and the accompanying proxy are being mailed to stockholders on or about March 31, 2003. The Board of Directors is making this solicitation by mail, and Patterson-UTI will pay all the costs associated with this solicitation.

     Properly submitted proxies received either by mail, Internet, telephone or in person, in time for the Meeting will be voted as you have directed in your proxy, unless you revoke your proxy in the manner provided below. As to any matter for which you give no direction in your proxy, your shares will be voted as follows:

     - "FOR" the election of all of the nominees to the Board of Directors;

     - "FOR" the approval of the amendment to Patterson-UTI's Amended and Restated 1997 Long-Term Incentive Plan increasing the number of shares authorized for issuance under the plan;

     - "FOR" the approval of the amendment to Patterson-UTI's Amended and Restated Non-Employee Director Stock Option Plan increasing the number of options issued to new directors and also increasing the number of options issued to directors annually;

     - "FOR" the ratification of PricewaterhouseCoopers LLP as independent accountants of Patterson-UTI for the fiscal year ending December 31, 2003; and

     - "FOR" or "AGAINST" any other proposals which may be submitted at the Meeting at the discretion of the persons named in the proxy.

     You may revoke your proxy at any time before the proxy is voted by either:

     - submitting a new proxy with a later date, including a proxy submitted by the Internet or by telephone;

     - notifying the Secretary of Patterson-UTI in writing before the Meeting that you have revoked your proxy; or

     - attending the Meeting and voting in person.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only stockholders of record of Patterson-UTI's common stock $.01 par value, at the close of business on March 14, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof. At the close of business on March 14, 2003, there were 80,254,222 shares of common stock issued and outstanding. Holders of record of common stock on March 14, 2003 will be entitled to one vote per share on all matters to come before the Meeting. A list of stockholders entitled to notice of and to vote at the Meeting will be made available during regular business hours at the offices of Patterson-UTI Energy, Inc., 4510 Lamesa Highway, Snyder, Texas 79549, from April 18, 2003 through April 29, 2003 and at the Meeting for inspection by any stockholder for any purpose regarding the Meeting.

     A quorum is necessary to transact business at the Meeting. A majority of the shares of common stock outstanding on March 14, 2003 will constitute a quorum. The shares held by each stockholder who signs and returns the enclosed form of proxy or properly votes using the Internet or telephone will be counted for purposes of determining the presence of a quorum at the Meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Patterson-UTI's bylaws provide that the number of members of the Board of Directors of Patterson-UTI shall be fixed either by amendment to the bylaws or by resolution of the Board of Directors. Directors are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Patterson-UTI's bylaws provide that the affirmative vote of a plurality of the votes cast at the meeting at which a quorum is present is required for the election of directors.

     The enclosed form of proxy provides a means for you to either:

     - vote "FOR" the election of the nominees to the Board of Directors listed below,

     - withhold authority to vote for one or more of the nominees, or

     - withhold authority to vote for all of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE
NOMINEES. Unless you give contrary instructions in your proxy, your proxy will be voted "FOR" the election of all of the nominees to the Board of Directors. If any nominee should become unable or unwilling to accept nomination or election, the person acting under the proxy will vote for the election of such other person as the Board of Directors may recommend. However, the Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

     There are no arrangements or understandings between any person and any of the directors pursuant to which such director was selected as a nominee for election at the Meeting. There are no family relationships among any of the directors or executive officers of Patterson-UTI, other than between Messrs. Talbott and Patterson, who are brothers-in-law.

     Set forth below is the name, age and position followed by a brief description of the business experience during at least the past five years of each of the nominees for election to the Board of Directors.

NAME                                    AGE                  POSITION
----                                    ---                  --------
Mark S. Siegel........................  52    Chairman of the Board and Director
Cloyce A. Talbott.....................  67    Chief Executive Officer and Director
A. Glenn Patterson....................  56    President, Chief Operating Officer and
                                              Director
Kenneth N. Berns......................  43    Director
Robert C. Gist........................  62    Director
Curtis W. Huff........................  45    Director
Terry H. Hunt.........................  54    Director
Kenneth R. Peak.......................  57    Director
Nadine C. Smith.......................  45    Director

     Mark S. Siegel -- Mr. Siegel has served as Chairman of the Board and as a director of Patterson-UTI since May 8, 2001. Mr. Siegel served as Chairman of the Board and as a director of UTI Energy Corp. ("UTI") from 1995 to May 8, 2001, when UTI merged with and into Patterson-UTI. Mr. Siegel has been President of REMY Investors & Consultants, Incorporated ("REMY Investors") since 1993. From 1992 to 1993, Mr. Siegel was President, Music Division, Blockbuster Entertainment Corp. From 1988 through 1992, Mr. Siegel was an Executive Vice President of Shamrock Holdings, Inc. and Managing Director of Shamrock

Capital Advisors, Incorporated. Mr. Siegel is also Chairman of the Board and a director of Variflex Inc. Mr. Siegel holds a Bachelor of Arts from Colgate University and a J.D. from Boalt Hall School of Law.

     Cloyce A. Talbott -- Mr. Talbott has served as a director of Patterson-UTI since its incorporation in 1978 and as its Chief Executive Officer since 1983. Mr. Talbott co-founded Patterson-UTI, served as Vice President from 1978 to 1983, and served as Chairman of the Board from 1983 to May 8, 2001. Mr. Talbott received a Bachelor of Science degree in Petroleum Engineering in 1958 from Texas Tech University, Lubbock, Texas.

     A. Glenn Patterson -- Mr. Patterson has served as a director of Patterson-UTI since its incorporation in 1978. Mr. Patterson co-founded Patterson-UTI and has served as its President since 1978 and also as Chief Operating Officer since 1983. Mr. Patterson received his Bachelor of Science degree in Business in 1970 from Angelo State University, San Angelo, Texas.

     Kenneth N. Berns -- Mr. Berns has served as a director of Patterson-UTI since May 8, 2001 and served as a director of UTI from 1995 to May 8, 2001. Mr. Berns has been an executive with REMY Investors since 1994. Prior to that time, Mr. Berns' experience included investment banking and financial advisory services. Mr. Berns is also a director of Variflex Inc. Mr. Berns holds a Bachelors Degree in Business Administration from San Diego State University and a Masters Degree in Taxation from Golden Gate University.

     Robert C. Gist -- Mr. Gist has served as a director of Patterson-UTI since 1985. He was general legal counsel and advisor to Patterson-UTI from 1987 to May 8, 2001. Mr. Gist received a Bachelor of Science degree in Economics in 1962 and a law degree in 1965 from Southern Methodist University. He has been self-employed as an attorney for more than five years and has over 20 years experience in the oil and gas industry.

     Curtis W. Huff -- Mr. Huff has served as a director of Patterson-UTI since May 8, 2001 and served as a director of UTI from 1997 to May 8, 2001. Mr. Huff is the President and Chief Executive Officer of Freebird Investments LLC, a private investment company, and has served in that capacity since October 2002. Mr. Huff served as the President and Chief Executive Officer of Grant Prideco, Inc., a manufacturer of engineered oilfield tubular products, from February 2001 to June 2002. From January 2000 to February 2001, Mr. Huff served as Executive Vice President, Chief Financial Officer and General Counsel of Weatherford International, Inc., a global oilfield service company. He served as Senior Vice President and General Counsel of Weatherford from May 1998 to January 2000. Prior to that time, Mr. Huff was a partner with the law firm of Fulbright & Jaworski L.L.P., and held that position for more than five years.

     Terry H. Hunt -- Mr. Hunt is an energy consultant and investor. He served as Senior Vice President -- Strategic Planning of PPL Corporation, an international energy and utility holding company, from 1998 to 2000 following their merger of Penn Fuel Gas, Inc. into PPL. Mr. Hunt served as the President and Chief Executive Officer of Penn Fuel Gas, Inc., a natural gas and propane distribution company, from 1992 to 1999. From 1989 to 1992, Mr. Hunt was President and Chairman of Carnegie Natural Gas Company, a gas distribution and transportation company, and of Apollo Gas Company, a natural gas distributor. Mr. Hunt holds a Bachelor of Engineering degree from the University of Saskatchewan, Canada and a M.B.A. from Southern Methodist University. Mr. Hunt served as a member of the Board of Directors of UTI from 1994 to 2001.

     Kenneth R. Peak -- Mr. Peak has served as a director of Patterson-UTI since November 6, 2000. Mr. Peak is Chairman, President, Chief Executive Officer and Chief Financial Officer of Contango Oil & Gas Company. Prior to becoming President of Contango in 1999, Mr. Peak was the President of Peak Enernomics, Incorporated, a company formed in 1990. Mr. Peak's energy career began in 1973 as a commercial banker in First Chicago's energy group. In 1980, Mr. Peak became Treasurer of Tosco Corporation, and in 1982 he became Chief Financial Officer of Texas International Company. His tenure at Texas International Company included serving as President of TIPCO, the domestic operating subsidiary of Texas International's oil and gas operations. Mr. Peak received a Bachelor of Science in physics from Ohio University and a Masters of Business Administration from Columbia University.

     Nadine C. Smith -- Ms. Smith has served as a director of Patterson-UTI since May 8, 2001 and served as a director of UTI from 1995 to May 8, 2001. Ms. Smith is a private investor and business consultant. From August 2000 to December 2001, Ms. Smith was President of Final Arrangements, LLC and CEO of Arrange OnLine.com internet service providers. From April 2000 to August 2000, Ms. Smith served as the President of Aegis Asset Management, Inc. From 1997 to April 2000, Ms. Smith was President and Chief Executive Officer of Enidan Capital Corp., an investment company that makes equity investments in public and privately held companies. Previously, Ms. Smith was an investment banker and principal with NC Smith & Co. and The First Boston Corporation and a management consultant with McKinsey & Co. Ms. Smith is a director of American Retirement Corporation. Ms. Smith earned a bachelors degree in economics from Smith College and a masters degree in business from Yale University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors met five times during the year ended December 31, 2002. Each director attended, in person or by telephone, at least 75% of all meetings held by the Board for which such director was eligible and all meetings of each committee for which such director was eligible.

     The Board of Directors has an executive committee, an audit committee and a compensation committee. The Board does not have a nominating or other similar committee.

     The executive committee, which currently is composed of Messrs. Siegel, Talbott, Patterson and Berns, has the authority to act for the Board in all matters arising between regular or special meetings of the Board of Directors. The executive committee met informally on numerous occasions during the year ended December 31, 2002.

     The audit committee, which currently is composed of Messrs. Peak and Gist, and Ms. Smith, selects, subject to Board of Directors approval, the independent accountants to audit Patterson-UTI's books and records and considers and acts upon accounting matters as they arise. The Board of Directors has adopted a written charter for the audit committee. The audit committee met five times during the year ended December 31, 2002. All members of the audit committee are independent as that term is defined by the National Association of Securities Dealers' listing standards.

     The compensation committee, which currently is composed of Mr. Huff and Ms. Smith and Mr. Stephen J. DeGroat (who is not standing for re-election), administers the employee stock option plan and similar plans of Patterson-UTI and determines the annual compensation of the executive officers and directors of Patterson-UTI. The compensation committee met twice during the year ended December 31, 2002.

COMPENSATION OF DIRECTORS

     Directors who are also employees of Patterson-UTI do not receive any additional compensation for serving as a director or as a member of a committee of the Board of Directors. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board of Directors meetings and committee meetings.

     In light of the recent changes in laws, rules and regulations that increased or are expected to increase the duties and responsibilities of directors, effective February 4, 2003, the Board of Directors increased the compensation that each non-employee director receives for serving on the Board of Directors from $24,000 to $35,000 annually. In addition, on February 4, 2003, the Board of Directors approved annual cash compensation of $15,000 for the chair of each committee and $10,000 for each of the other members of a committee. Previously, committee members did not receive compensation in addition to the compensation received for serving on the Board of Directors.

     Patterson-UTI maintains a Non-Employee Director Stock Option Plan (the "Director Plan"). Under the Director Plan, each non-employee director receives options to purchase 15,000 shares upon becoming a director of Patterson-UTI, and options to purchase 7,500 shares are automatically granted on the last business day of each subsequent year in which such director serves on the Board of Patterson-UTI. See Proposal No. 3,

Amendment to Non-Employee Director Stock Option Plan, for proposed increases in the number of options granted to directors and for a description of the material features of the Director Plan.

                                 PROPOSAL NO. 2

                   AMENDMENT TO 1997 LONG-TERM INCENTIVE PLAN

     At the Meeting, the stockholders of Patterson-UTI will be asked to vote on a proposal to approve an amendment to Patterson-UTI's Amended and Restated 1997 Long-Term Incentive Plan (the "1997 Plan") to increase the number of shares of common stock authorized for issuance under the 1997 Plan. Approval of such amendment requires the affirmative vote of the holders of a majority of the shares of common stock that are present in person or by proxy and entitled to vote at the Meeting. The amendment to the 1997 Plan increases the aggregate number of shares of common stock available for grant under the 1997 Plan from 6,000,000 to 8,250,000.

     The 1997 Plan was initially approved by the stockholders of UTI in August 1997 and was assumed by Patterson-UTI as a part of its merger with UTI on May 8, 2001. Options outstanding under the 1997 Plan at the time of the merger became options to acquire Patterson-UTI common stock.

REASONS FOR THE AMENDMENT TO THE 1997 PLAN

     The Board of Directors believes that the ability to grant stock-based compensation to its employees is crucial to its continuing ability to attract and retain qualified employees. Historically, the Board of Directors has relied on stock option incentives as part of its compensation philosophy and structure to recruit and retain certain key employees.

     The Board of Directors believes that the 1997 Plan advances the best interests of Patterson-UTI and its stockholders by attracting, retaining and motivating key employees. The 1997 Plan provides for the grant of awards to certain key employees including executive officers and employee directors, thereby increasing the personal stake of such key employees in the continued success and growth of Patterson-UTI. At present, there are approximately 100 key employees eligible for grants under the 1997 Plan.

     As of March 14, 2003, only 532,536 shares of common stock remained available for grant under the 1997 Plan. The Board of Directors has determined that an increase in the number of shares available for grant under the 1997 Plan is necessary in order to continue to provide an adequate level of performance-based incentives to Patterson-UTI's executive management and other key employees and to continue the Board of Directors' ongoing philosophy of utilizing stock-based awards as part of Patterson-UTI's overall compensation structure. Therefore, the Board of Directors has approved an amendment to the 1997 Plan to increase the number of shares available for grant under the 1997 Plan by 2,250,000.

MATERIAL FEATURES OF THE 1997 PLAN

     The material features of the 1997 Plan are as follows:

     - It is administered by the compensation committee of the Board of Directors.

     - Key employees, including officers and employee directors, are eligible for awards.

     - Although in addition to non-qualified stock options, the plan allows for awards of Incentive Stock Options ("ISOs"), tandem and independent stock appreciation rights, restricted stock and performance awards, to date no such awards have been granted.

     - The vesting schedule is set by the compensation committee, however, the options typically vest over three to five years.

     - Options typically have a term of 10 years.

     - Unless otherwise stated in the grant thereof, options will vest upon a change in control as that term is defined in the 1997 Plan. Options granted to non-executive employees typically do not vest upon a change in control.

     - All options granted under the plan are granted with an exercise price equal to or greater than the fair market value of Patterson-UTI's common stock at the time the option is granted.

     - The Board of Directors, at any time, may amend the terms of the 1997 Plan, subject to the stockholder approval requirements of the National Association of Securities Dealers listing requirements.

FEDERAL INCOME TAX CONSEQUENCES UPON ISSUANCE AND EXERCISE OF OPTIONS

     Neither Patterson-UTI nor the optionee will recognize taxable income or deduction for federal income tax purposes upon the award of a stock option.

     The exercise of a non-ISO results in immediately taxable income to the optionee under the Internal Revenue Code in an amount equal to the difference between the option price and the market price on the date of exercise. This same amount is deductible by Patterson-UTI as compensation.

     The exercise of an ISO results in no tax consequences to Patterson-UTI. Although the difference between the option price and the market price on the date of exercise is not taxable to the optionee upon exercise, it is a "tax preference item," which, under certain circumstances, may give rise to an alternative minimum tax liability on the part of the optionee.

     The sale by an employee, within one year, of stock acquired by the exercise of an ISO will be deductible by Patterson-UTI as compensation in an amount equal to the difference between the option price and the lesser of the market price on the date of exercise or the net proceeds of the sale. The sale of stock acquired through the exercise of an ISO held for more than one year after exercise does not result in a deduction for Patterson-UTI.

SUMMARY INFORMATION PERTAINING TO ALL STOCK OPTION AND RELATED PLANS OF PATTERSON-UTI

     The following information summarizes as of December 31, 2002 certain information regarding equity compensation to our employees, officers, directors, and other persons under our stock option plans. For a more detailed description of the stock option plans, see Note 11 of Patterson-UTI's audited financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2002.

                                                           EQUITY COMPENSATION PLAN INFORMATION
                                                 ---------------------------------------------------------
                                                   NUMBER OF                         NUMBER OF SECURITIES
                                                 SECURITIES TO       WEIGHTED-        REMAINING AVAILABLE
                                                 BE ISSUED UPON   AVERAGE EXERCISE    FOR FUTURE ISSUANCE
                                                  EXERCISE OF         PRICE OF           UNDER EQUITY
                                                  OUTSTANDING       OUTSTANDING       COMPENSATION PLANS
                                                    OPTIONS,          OPTIONS,       (EXCLUDING SECURITIES
                                                  WARRANTS AND      WARRANTS AND         REFLECTED IN
PLAN CATEGORY                                        RIGHTS            RIGHTS             COLUMN(A))
-------------                                    --------------   ----------------   ---------------------
                                                      (A)               (B)                   (C)
Equity compensation plans approved by security
  holders......................................    5,157,364           $17.31               877,536
Equity compensation plans not approved by
  security holders(1)..........................      981,524           $19.15                 8,733
                                                   ---------           ------               -------
     Total.....................................    6,138,888           $17.61               886,269
                                                   =========           ======               =======

---------------

(1) The Patterson-UTI Energy, Inc. 2001 Long-Term Incentive Plan was approved by the Company's Board of Directors in July 2001. The terms of the Plan provide for grants of stock options to eligible employees other than officers and directors of the Company. The total number of stock options that could be granted under the Plan was 1,000,000. No Incentive Stock Options may be awarded under the Plan. All options are granted with an exercise price equal to or greater than the fair market value of the Company's common stock at the time of grant. The vesting schedule and term are set by the compensation committee of the Board of Directors.

    Also in July 2001, the Company's Board of Directors approved option grants, not included in any of the Company's stock option plans, for two non-employee directors, each covering options to purchase 12,000 shares of the Company's common stock at an exercise price greater than the fair market value of the Company's common stock on the grant date. The options vested in November 2001 and expire in November 2005.

ADDITIONAL INFORMATION REGARDING THE 1997 PLAN

     As of March 21, 2003, the closing price of Patterson-UTI's common stock on the NASDAQ National Market was $32.17 per share. Except for receipt of the option exercise price when and if options are exercised, Patterson-UTI receives no consideration in connection with the options under the 1997 Plan. Patterson-UTI has not determined the number of options under the 1997 Plan that will be granted in the future to eligible directors and nominees, executive officers, officers as a group, or non-officer employees as a group as that determination is subject to the discretion of the compensation committee of the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 PLAN. Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Meeting. If you do not vote against or abstain from voting on the amendment to the 1997 Plan, your proxy will be voted "FOR" approval of the amendment to the 1997 Plan. Abstentions will be counted as shares entitled to vote on the proposal and will have the same effect as a vote "AGAINST" the proposal. A broker non-vote will be counted for purposes of establishing a quorum, but will not be treated as a share entitled to vote on the proposal. This will have the effect of reducing the absolute number of shares necessary to approve the proposal.

                                 PROPOSAL NO. 3

              AMENDMENT TO NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     At the Meeting, the stockholders of Patterson-UTI will be asked to vote on a proposal to approve an amendment to Patterson-UTI's Amended and Restated Non-Employee Director Stock Option Plan (the "Director Plan") to increase the number of options granted to new directors from 15,000 to 20,000 and to increase the number of options granted to directors annually from 7,500 to 10,000. Approval of such amendment requires the affirmative vote of the holders of a majority of the shares of common stock that are present in person or by proxy and entitled to vote at the Meeting.

     The Director Plan was initially approved by the stockholders of UTI in August 1996 and was assumed by Patterson-UTI as a part of its merger with UTI on May 8, 2001. Options outstanding under the Director Plan at the time of the merger became options to acquire Patterson-UTI common stock.

REASONS FOR THE AMENDMENT TO THE DIRECTOR PLAN

     The Board of Directors believes that, in light of the increased demands on directors of public companies, the number of options granted to directors of Patterson-UTI should be increased to compensate for such increased demands. Therefore, the Board of Directors approved the increases in the number of options granted to new directors and the number of options granted to directors annually, and directed that such amendment be submitted to the stockholders of Patterson-UTI for approval.

MATERIAL FEATURES OF THE DIRECTOR PLAN

     The material features of the Director Plan are as follows:

     - Currently, each non-employee director receives options to purchase 15,000 shares upon becoming a director of Patterson-UTI, and options to purchase 7,500 shares are automatically granted on the last business day of each subsequent year in which such director serves on the Board of Patterson-UTI.

     - The exercise price of the options is the fair market value of Patterson-UTI's common stock on the date of grant.

     - All options vest on the first anniversary of the option grant.

     - All options expire five years from the date of grant.

FEDERAL INCOME TAX CONSEQUENCES

     Neither Patterson-UTI nor the optionee will recognize taxable income or deduction for federal income tax purposes upon the award of a stock option. The exercise of an option results in immediately taxable income to the optionee under the Internal Revenue Code in an amount equal to the difference between the option price and the market price on the date of exercise. This same amount is deductible by Patterson-UTI as compensation.

ADDITIONAL INFORMATION REGARDING THE DIRECTOR PLAN

     As of March 21, 2003, the closing price of Patterson-UTI's common stock on the NASDAQ National Market was $32.17 per share. Except for receipt of the option exercise price when and if options are exercised, Patterson-UTI receives no consideration in connection with the options under the Director Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN. Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Meeting. If you do not vote against or abstain from voting on the amendment to the Director Plan, your proxy will be voted "FOR" approval of the amendment to the Director Plan. Abstentions will be counted as shares entitled to vote on the proposal and will have the same effect as a vote "AGAINST" the proposal. A broker non-vote will be counted for purposes of establishing a quorum, but will not be treated as a share entitled to vote on the proposal. This will have the effect of reducing the absolute number of shares necessary to approve the proposal.

                               EXECUTIVE OFFICERS

     Set forth below is the name, age and position followed by a brief description of the business experience during at least the past five years for each of the executive officers of Patterson-UTI who is not also a current director.

NAME                                    AGE                  POSITION
----                                    ---                  --------
Jonathan D. Nelson....................  34    Vice President, Chief Financial
                                              Officer, Secretary and Treasurer
John E. Vollmer III...................  47    Senior Vice President -- Corporate
                                              Development

     Jonathan D. Nelson -- Mr. Nelson has served as Vice President, Chief Financial Officer, Secretary and Treasurer of Patterson-UTI since July 1999. Mr. Nelson served as Controller of Patterson-UTI from May 1996 until July 1999. Prior to his employment with Patterson-UTI, Mr. Nelson was a Senior Associate in public accounting, of which approximately four years were spent with PricewaterhouseCoopers LLP. Mr. Nelson received a Bachelor of Science degree in Accounting in 1991 from Texas Tech University, Lubbock, Texas.

     John E. Vollmer III -- Mr. Vollmer has served as Senior Vice
President -- Corporate Development since May 8, 2001. Mr. Vollmer served as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of UTI from 1998 to May 8, 2001. Mr. Vollmer was a financial consultant from October 1997 until joining UTI in 1998. From 1992 until October 1997, Mr. Vollmer served in a variety of capacities at Blockbuster Entertainment, including Senior Vice President-Finance and Chief Financial Officer of Blockbuster Entertainment's Music Division. Mr. Vollmer holds a Bachelor of Arts in Accounting from Michigan State University.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation for 2002, 2001 and 2000 earned by or paid to the executive officers of Patterson-UTI listed below:

     - Patterson-UTI's Chief Executive Officer; and

     - Patterson-UTI's four most highly compensated other executive officers whose total annual salary and bonus exceeded $100,000 in 2002.

                                                          ANNUAL COMPENSATION
                                               ------------------------------------------   SECURITIES
                                                                           OTHER ANNUAL     UNDERLYING      ALL OTHER
                                                           COMPENSATION   COMPENSATION(1)    OPTIONS     COMPENSATION(3)
NAME AND PRINCIPAL POSITION             YEAR   SALARY($)     BONUS($)           ($)         GRANTED(#)         ($)
---------------------------             ----   ---------   ------------   ---------------   ----------   ---------------
Mark S. Siegel(2).....................  2002    180,833      140,000            --           400,000             --
  Chairman of the Board                 2001    160,577      300,000            --           250,000             --
                                        2000    121,254           --            --                --             --

Cloyce A. Talbott.....................  2002    316,458      140,000            --           400,000          6,000
  Chief Executive Officer               2001    317,500      375,000            --           250,000          5,250
                                        2000    290,900       75,000            --                --          5,250

A. Glenn Patterson....................  2002    316,458      140,000            --           400,000          6,000
  President and Chief Operating
    Officer                             2001    317,500      375,000            --           250,000          5,250
                                        2000    290,900       75,000            --                --          5,250

Jonathan D. Nelson....................  2002    144,667       70,000            --           200,000          2,438
  Vice President, Chief Financial
    Officer,                            2001    157,833      150,000            --           125,000          5,250
  Secretary and Treasurer               2000    125,000       35,000            --                --          5,100

John E. Vollmer III (2)...............  2002    190,779       70,000            --           200,000          5,500
  Senior Vice President -- Corporate    2001    204,558      150,000            --           125,000          1,574
  Development                           2000    180,077       35,000            --                --          3,762

---------------

(1) The aggregate amounts of perquisites and other personal benefits, securities or property received by each of the executive officers does not exceed the lesser of $50,000 or ten percent of that executive officer's combined annual salary and bonus during the applicable year.

(2) These individuals were previously employed by UTI, which merged with and into Patterson-UTI on May 8, 2001. Amounts presented herein include compensation received from UTI prior to the merger.

(3) Amounts set forth for 2002, 2001 and 2000 reflect Patterson-UTI's (or UTI's, as applicable) contributions or other allocations to defined contribution plans.

     The following table sets forth information regarding grants of stock options to the executive officers listed in the Summary Compensation Table during 2002:

                    OPTIONS GRANTED DURING FISCAL YEAR 2002

                                           NUMBER OF     % OF TOTAL
                                           SECURITIES     OPTIONS      EXERCISE
                                           UNDERLYING    GRANTED TO    OR BASE
                                            OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION       GRANT
NAME                                        GRANTED     FISCAL YEAR     ($/SH)       DATE      DATE VALUE(2)
----                                       ----------   ------------   --------   ----------   -------------
Mark S. Siegel...........................   400,000(1)     18.95%       $26.39     7/17/12      $5,943,160
Cloyce A. Talbott........................   400,000(1)     18.95%       $26.39     7/17/12      $5,943,160
A. Glenn Patterson.......................   400,000(1)     18.95%       $26.39     7/17/12      $5,943,160
Jonathan D. Nelson.......................   200,000(1)      9.47%       $26.39     7/17/12      $2,971,580
John E. Vollmer III......................   200,000(1)      9.47%       $26.39     7/17/12      $2,971,580

---------------

(1) These options were granted pursuant to the terms and conditions of the 1997 Plan. These options vest over a three (3) year period as follows: 33.33% on July 18, 2003, and then in equal monthly installments through July 18, 2005.

(2) The value of the options were estimated using the Black-Scholes option valuation model. The following assumptions were used in the calculation: no expected dividend, risk-free interest rate of 3.77%, volatility of 63.02% and an expected term of 5 years. No discount was considered for the non-transferability or the risk of forfeiture of the options. The actual value, if any, of any option will depend on the amount, if any, by which the stock price exceeds the exercise price on the date the option is exercised. Thus, this valuation may not be a reliable indication as to value and there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model.

     The following table sets forth information concerning stock options exercised in 2002 and stock options unexercised at December 31, 2002 for the executive officers listed in the Summary Compensation Table:

                      AGGREGATED OPTION EXERCISES IN 2002
                      AND VALUE TABLE AT DECEMBER 31, 2002

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING               VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                         SHARES         VALUE         DECEMBER 31, 2002(2)         AT DECEMBER 31, 2002(3)
                        ACQUIRED      REALIZED     ---------------------------   ---------------------------
NAME                   ON EXERCISE       (1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   -----------   -----------   -------------   -----------   -------------
Mark S. Siegel.......   1,100,000    $25,237,346     250,833        579,167      $5,561,804     $4,077,671
Cloyce A. Talbott....          --    $        --     170,833        579,167      $3,043,829     $4,077,671
A. Glenn Patterson...          --    $        --     245,833        579,167      $3,825,329     $4,077,671
Jonathan D. Nelson...          --    $        --      79,012        289,583      $1,287,932     $2,038,829
John E. Vollmer
  III................          --    $        --     372,900        280,500      $8,922,944     $1,887,025

---------------

(1) Calculated by subtracting actual option price from market price at respective dates of exercise and multiplying the difference by the number of shares in each category.

(2) The total number of unexercised options held as of December 31, 2002, separated between those options that were exercisable and those options that were not exercisable.

(3) Calculated by subtracting the actual option exercise price from the market price at December 31, 2002 ($30.17 per share) and multiplying the difference by the number of shares in each category.

            EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     Messrs. Siegel, Berns and Vollmer have employment arrangements which entitle them to one year's salary upon termination of employment with Patterson-UTI.

     All unvested stock options granted to executive officers under the 1997 Plan vest upon a change in control as defined in the plan.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Curtis W. Huff, Nadine C. Smith and Stephen J. DeGroat (who is not standing for re-election) serve as the members of the compensation committee. Messrs. Huff and DeGroat, and Ms. Smith have not served as officers or employees of Patterson-UTI or any of its subsidiaries.

                              CERTAIN TRANSACTIONS

     In connection with the acquisition by REMY Capital Partners III, L.P. ("REMY Capital") of an ownership interest in UTI in March 1995, REMY Capital succeeded to a registration rights agreement with UTI. As the successor-in-interest to UTI, Patterson-UTI assumed this registration rights agreement pursuant to which REMY Capital has the right to require Patterson-UTI to use its reasonable efforts to register shares held by REMY Capital under the Securities Act. In the event that such rights are exercised in connection with a primary offering proposed by Patterson-UTI (or a secondary offering with which Patterson-UTI agrees to participate), REMY Capital would bear its pro rata share of the costs of the offering, other than legal, accounting and printing costs, all of which Patterson-UTI shall bear. In the event that REMY Capital elected to exercise such rights other than in connection with an offering in which Patterson-UTI participates, REMY Capital would bear all costs of the offering. These rights continue so long as REMY Capital continues to own the common stock that it acquired.

     Mr. Siegel, Chairman of the Board of Patterson-UTI, is President and sole stockholder of REMY Investors, which is the general partner of REMY Capital. Mr. Berns, a director and employee of Patterson-UTI, is an executive of REMY Investors.

     During 2002, Patterson-UTI paid approximately $279,000 to TMP Truck and Trailer LP, an entity owned by Thomas M. Patterson, a son of A. Glenn Patterson, the President and Chief Operating Officer of Patterson-UTI, for certain equipment and metal fabrication services. He continues to be a vendor to Patterson-UTI in 2003.

     Certain of Patterson-UTI's affiliated persons have participated, either individually or through entities they control, in oil and gas prospects or properties in which Patterson-UTI has an interest. Affiliated persons are directors, executive officers and key employees of Patterson-UTI and their family members. These participations, which have been on a working interest basis, have been in prospects or properties originated or acquired by Patterson-UTI. At December 31, 2002, affiliated persons were working interest owners in 215 of the 256 wells then being operated by Patterson-UTI. Sales of working interests are made to reduce Patterson-UTI's economic risk in the properties.

     The following table sets forth production revenues received and joint production costs paid by each of the affiliated persons during 2002 for all wells operated by Patterson-UTI in which they have working interests. These numbers do not necessarily represent their profits or losses from these interests because the joint interest billings do not include the parties' related drilling and leasehold acquisition costs incurred prior to January 1, 2002.

                                                                     YEAR ENDED
                                                                  DECEMBER 31, 2002
                                                              -------------------------
                                                              PRODUCTION       JOINT
                                                               REVENUES      INTEREST
NAME                                                          RECEIVED(1)   BILLINGS(2)
----                                                          -----------   -----------
Cloyce A. Talbott...........................................  $  178,277    $   81,371
Anita Talbott(3)............................................      91,268        52,359
Jana Talbott, Executrix to the Estate of Steve Talbott(3)...      11,471         6,097
Stan Talbott(3).............................................      25,922        14,084
John Evan Talbott Trust(3)..................................       2,298         1,024
Lisa Beck and Stacy Talbott(3)..............................     542,625       185,207
SSI Oil & Gas, Inc.(4)......................................     271,808       182,538
IDC Enterprises, Ltd.(5)....................................   5,559,548     4,751,785
SSSL, Ltd.(6)(8)............................................          --        13,380
A. Glenn Patterson..........................................     127,160        47,246
Glenn Patterson Family Limited Partnership (7)(8)...........          --        13,365
Robert Patterson(7).........................................       8,893         2,684
Thomas M. Patterson(7)......................................       8,893         2,684
Jonathan D. Nelson..........................................      60,571       151,649
Stephen J. DeGroat..........................................      16,390         5,440
                                                              ----------    ----------
  Total.....................................................  $6,905,124    $5,510,913
                                                              ==========    ==========

---------------

(1) Revenues received for production of oil and natural gas, net of state severance taxes.

(2) Includes leasehold costs, tangible equipment costs, intangible drilling costs, and lease operating expense billed during that period. All joint interest billings have been paid on a timely basis.

(3) Anita Talbott is the wife of Cloyce A. Talbott. Stan Talbott, Lisa Beck, and Stacy Talbott are Mr. Talbott's adult children. Steve Talbott is the deceased son of Mr. Talbott. John Evan Talbott is Mr. Talbott's grandson.

(4) SSI Oil & Gas, Inc. is beneficially owned 50% by Cloyce A. Talbott and directly owned 50% by A. Glenn Patterson.

(5) IDC Enterprises, Ltd. is 50% owned by Cloyce A. Talbott and 50% owned by A. Glenn Patterson.

(6) SSSL, Ltd. is a limited partnership in which children and grandchildren of Mr. Talbott are beneficiaries and Mr. Talbott is the general partner.

(7) Robert and Thomas M. Patterson are A. Glenn Patterson's adult children. The Glenn Patterson Family Limited Partnership is a partnership in which each of Mr. Patterson's children shares equally and Mr. Patterson is the manager.

(8) Revenues included in IDC Enterprises, Ltd. revenues.

                         COMPENSATION COMMITTEE REPORT

     The compensation committee sets and administers the policies that govern the annual compensation and long-term compensation of executive officers and directors of Patterson-UTI. The compensation committee consisted of Messrs. Huff and DeGroat, and Ms. Smith, none of whom were employees of Patterson-UTI. The compensation committee makes all decisions concerning compensation of executive officers, determines the total amount of bonuses to be paid annually and grants all awards of stock options under Patterson-UTI's incentive stock option plans. The compensation committee also reviews and oversees bonus and incentive compensation decisions for the company as a whole.

     The compensation committee's policy is to provide to the executives competitive compensation packages that will permit Patterson-UTI to attract and retain highly qualified individuals and to motivate and reward Patterson-UTI's executives for performance that benefits the company and its shareholders. Historically, Patterson-UTI's executive compensation package consisted of a combination of base salary, cash bonus awards and long-term incentive opportunities in the form of stock options and a 401(k) plan. The compensation committee has recently engaged an outside consultant to assist it in the design of an executive compensation package for Patterson-UTI that would be both competitive in the industry and focused on establishing incentive compensation tied to financial performance and operational results. That program is expected to be put in place in the second quarter of 2003 and to have cash and stock based incentive compensation components. The compensation committee is also reviewing the general process and manner in which compensation matters are considered, as well as director compensation and other matters involving corporate compensation.

     Executive salaries are reviewed by the compensation committee on an annual basis and are set for individual executive officers based on subjective evaluations of each individual's specific performance, Patterson-UTI's financial results and position, Patterson-UTI's performance as compared to similar companies and a comparison to salary ranges for executives of other companies in the oil and natural gas industry with characteristics similar to those of Patterson-UTI. The process applied by the compensation committee is intended to allow the committee to set salaries in a manner that is both competitive and reasonable within the industry.

     Cash bonuses have historically been considered on an annual basis by the compensation committee using a variety of objective and subjective criteria, including (i) the relative and overall financial results of Patterson-UTI from an earnings and cash flow generation standpoint, (ii) the operational results (including cash margin per rig and rig utilization) of Patterson-UTI as compared to its competition, (iii) the implementation of corporate objectives and acquisition and integration strategies and (iv) the performance of the stock against its peers and the industry. The compensation committee has not in the past applied a specific formula to evaluate management performance on the theory that it is difficult to define an appropriate formula that can appropriately take into account the extreme volatility of the contract drilling industry and the individual contributions of executive management in achieving corporate objectives.

     The compensation of the Chief Executive Officer of Patterson-UTI is determined in the same manner as the compensation for other executive officers as described above. As a result, the compensation of the Chief Executive Officer is largely dependent upon the relative and overall financial and operational performance of Patterson-UTI as well as a comparison to compensation being paid by other comparable companies to their chief executive officers. Mr. Talbott's base annual salary was $350,000 in 2002. Mr. Talbott was paid a $140,000 bonus for 2002 in recognition of the company's ability to generate strong cash flow, maintain market share and achieve an acceptable cash margin per operating rig in a difficult market and deliver shareholder value during the year.

     In January 2002, Mr. Talbott, together with the other executive officers of Patterson-UTI, accepted a voluntary salary reduction consistent with other management and field employees of 10% in an effort to reduce Patterson-UTI's costs in response to the weakened industry conditions that the company was facing at the beginning of the year. Mr. Talbott's base annual salary of $350,000 was reinstated in February 2003 after field activity levels had increased significantly.

     It is the general policy of the compensation committee to review stock-based compensation of Patterson-UTI on at least an annual basis. Awards of stock-based compensation reflect the Board's and compensation committee's desire to provide Patterson-UTI's employees who have substantial responsibility for Patterson-UTI's management and growth with additional incentives by increasing their proprietary interest in the success of Patterson-UTI. The decision whether to grant stock options to any particular employee is based upon a variety of factors, including position, performance, current share and stock option ownership and the need to insure the continued employment of the employee with Patterson-UTI.

     In July 2002, the compensation committee with the assistance of independent advisors engaged in a review of the stock compensation of its executives and employees. As part of this review, the compensation committee reviewed the historical stock option and other stock based grants that had been made to the executive officers of Patterson-UTI against other comparable companies in the industry. The compensation committee also noted that the option grant patterns of Patterson-UTI had been disrupted by the merger of Patterson and UTI and not fully harmonized. Based on its review, the compensation committee concluded that the employee stock option grants at Patterson-UTI had historically been substantially below the industry average and not competitive with other comparable companies. As a result, grants of options to purchase a total of 1,800,000 shares of common stock were made to six members of Patterson-UTI's executive management in 2002. Of these options, options to purchase 400,000 shares were granted to each of Messrs. Talbott, Patterson and Siegel and options to purchase 200,000 shares were granted to each of Messrs. Nelson, Vollmer and Berns. To provide the appropriate long-term incentives, the options are subject to three year time vesting.

     In considering compensation decisions for the executive management of Patterson-UTI, the compensation committee and the Board of Directors of Patterson-UTI routinely considers the potential effect of Section 162(m) of the Code. Section 162(m) imposes a limitation on deductions over $1 million that can be taken by a publicly held corporation for compensation paid to certain of its executive officers. Stock option grants pursuant to Patterson-UTI's employee benefit plans may be exempt from the deduction limit if certain requirements are met.

               COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

                            Curtis W. Huff, Chairman
                               Stephen J. DeGroat
                                Nadine C. Smith

                               PERFORMANCE GRAPH

     The following graph compares the cumulative stockholder return on the common stock of Patterson-UTI, for the period from December 31, 1997 through December 31, 2002, with the cumulative total return of the Standard and Poors 500 Stock Index, the Oilfield Service Index and a Patterson-UTI determined peer group. Patterson-UTI's peer group consists of Grey Wolf, Inc., Helmerich & Payne, Inc., Key Energy Services, Inc., Nabors Industries, Inc., Pioneer Drilling Co., Precision Drilling Corp., TMBR/Sharp Drilling Inc. and Unit Corp. All of the companies in Patterson-UTI's peer group are providers of land-based drilling services. The graph assumes investment of $100 on December 31, 1997 and reinvestment of all dividends.

                    COMPARISON OF CUMULATIVE TOTAL RETURNS*

                              (PERFORMANCE GRAPH)

* TOTAL RETURN BASED ON $100 INITIAL INVESTMENT & REINVESTMENT OF ALL DIVIDENDS

--------------------------------------------------------------------------------
                        Basis
    Description         1997      1998      1999      2000      2001      2002
--------------------------------------------------------------------------------
 Patterson-UTI
  Energy, Inc.         100.00     21.00     67.21    192.57    120.50    155.97
 Oilfield Service
  Index (OSX)          100.00     51.42     68.98     95.20     67.03     62.36
 Peer Group Index      100.00     41.77     80.91    153.00     97.58    103.16
 S&P 500 Index         100.00    128.58    155.64    141.46    124.65     97.10

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the Regulations of 14A or 14C under the Exchange Act or to the liabilities of Section 18 under such act.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of March 21, 2003, the stock ownership of the executive officers, directors and Board nominees individually, all directors, Board nominees and executive officers as a group and each person known by Patterson-UTI to be the beneficial owner of more than 5% of common stock.

                                                               AMOUNT AND
                                                                NATURE OF
                                                               BENEFICIAL     PERCENT
NAME OF BENEFICIAL OWNER                                        OWNERSHIP     OF CLASS
------------------------                                      -------------   --------
Other Beneficial Owners:
  REMY Capital Partners III, L.P. ..........................    4,729,524(1)     5.9%
     1801 Century Park East, Suite 1111
     Los Angeles, CA 90067
  REMY Investors & Consultants, Incorporated................    4,729,524(1)     5.9%
     1801 Century Park East, Suite 1111
     Los Angeles, CA 90067
Directors, Board nominees and Executive Officers Listed in
  Summary Compensation Table:
  Mark S. Siegel............................................    5,331,191(1)     6.6%
  Cloyce A. Talbott.........................................      610,233(2)       *
  A. Glenn Patterson........................................      440,907(2)       *
  Kenneth N. Berns..........................................      175,833(3)       *
  Curtis W. Huff............................................       30,000(4)       *
  Terry H. Hunt.............................................        4,000          *
  Nadine C. Smith...........................................       41,500(4)       *
  Robert C. Gist............................................       38,886(4)       *
  Stephen J. DeGroat........................................       31,600(4)       *
  Kenneth R. Peak...........................................       27,500(4)       *
  Jonathan D. Nelson........................................      139,333(5)       *
  John E. Vollmer III.......................................      379,900(5)       *
                                                               ----------
  (All directors, Board nominees and executive officers as a
     group -- 12 persons)...................................    7,250,883(6)     9.0%
                                                               ==========

---------------

 *  indicates less than 1.0%

(1) The common stock beneficially owned by REMY Investors, which is the general partner of REMY Capital, includes the 4,729,524 shares of common stock owned by REMY Capital. The common stock beneficially owned by Mr. Siegel, who is the President and sole stockholder of REMY Investors, includes the 4,729,524 shares of common stock beneficially owned by REMY Investors as well as stock options held by Mr. Siegel, which are presently exercisable or become exercisable within sixty days, to purchase 271,667 shares of common stock, but does not include 558,333 shares underlying stock options held by Mr. Siegel, which options are not presently exercisable and will not become exercisable within sixty days.

(2) Includes shares underlying stock options held by Mr. Talbott, which are presently exercisable or become exercisable within sixty days, to purchase 191,667 shares and stock options held by Mr. Patterson, which are presently exercisable or become exercisable within sixty days, to purchase 266,667 shares. Does not include shares underlying stock options held by Messrs. Talbott and Patterson to purchase 558,333 shares each that are not presently exercisable and will not become exercisable within sixty days.

(3) Includes stock options owned by Mr. Berns, which are presently exercisable or become exercisable within sixty days, to purchase 145,833 shares. Does not include 279,167 shares underlying options that are not presently exercisable and will not become exercisable within sixty days and does not include shares of common stock beneficially owned by REMY Investors by whom Mr. Berns is employed. Mr. Berns disclaims beneficial ownership of such shares beneficially owned by REMY Investors.

(4) Includes presently exercisable stock options held by Mr. Huff to purchase 30,000 shares; by Mr. Gist to purchase 19,500 shares; by Messrs. DeGroat and Peak to purchase 27,500 shares each; and by Ms. Smith to purchase 22,500 shares. Does not include 7,500 shares underlying stock options held by Messrs. Huff, Gist, DeGroat, Peak and Ms. Smith that are not presently exercisable and will not become exercisable within sixty days.

(5) Includes stock options owned by Mr. Nelson, which are presently exercisable or become exercisable within sixty days, to purchase 89,428 shares and stock options owned by Mr. Vollmer, which are presently exercisable or become exercisable within sixty days, to purchase 379,900 shares. Does not include 279,167 shares underlying stock options held by Mr. Nelson and 273,500 shares underlying stock options held by Mr. Vollmer that are not presently exercisable and will not become exercisable within sixty days.

(6) Includes options, which are presently exercisable or become exercisable within sixty days, to purchase 1,472,162 shares of common stock. Does not include options to purchase 2,544,333 shares owned by such individuals that are not exercisable within sixty days.

Except as stated herein, each stockholder has sole voting and investment power with respect to common stock included in the above table. There are no arrangements known to Patterson-UTI which may result in a change in control.

                    AUDIT COMMITTEE REPORT AND FEES PAID TO
                            INDEPENDENT ACCOUNTANTS

REPORT OF THE AUDIT COMMITTEE

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     The charter of the audit committee specifies that the purpose of the committee is to assist the Board of Directors in its oversight of:

     - the integrity of Patterson-UTI's financial statements;

     - the adequacy of Patterson-UTI's system of internal controls;

     - Patterson-UTI's compliance with legal and regulatory requirements;

     - the qualifications and independence of Patterson-UTI's independent auditors; and

     - the performance of Patterson-UTI's independent auditors and of Patterson-UTI's internal audit function.

     In carrying out these responsibilities, the audit committee, among other things:

     - monitors preparation of quarterly and annual financial reports by Patterson-UTI's management;

     - supervises the relationship between Patterson-UTI and its independent auditors, including making decisions with respect to their appointment or removal, reviewing the scope of their audit services, approving significant non-audit services, and confirming the independence of the independent auditors; and

     - overseeing management's implementation and maintenance of effective systems of internal and disclosure controls, including review of Patterson-UTI's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of Patterson-UTI's internal auditing program.

     The committee met five times during fiscal 2002. The committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The committee's meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of Patterson-UTI's management.

     As part of its oversight of the financial statements, the committee reviews and discusses with both management and the independent auditors all annual financial statements and quarterly operating results prior to their issuance. During fiscal 2002, management advised the committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the committee.

     In addition, the committee reviewed major initiatives and programs aimed at strengthening the effectiveness of Patterson-UTI's internal control structure. As part of this process, the committee continued to monitor the scope and adequacy of the internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

     Taking all of these reviews and discussions into account, the undersigned committee members recommended to the Board of Directors that the Board approve the inclusion of the Patterson-UTI's audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

                           Kenneth R. Peak, Chairman
                                 Robert C. Gist
                                Nadine C. Smith

AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; AND ALL OTHER FEES

     During 2002, Patterson-UTI paid to PricewaterhouseCoopers LLP $404,000 in fees relating to the audit of its 2002 financial statements and reviews of its Form 10-Qs for fiscal year 2002, no fees for financial information systems design and implementation, and $383,000 in non-audit related fees.

     Fees paid during the year for non-audit related services included the following:

     - $285,000 for Federal, state and foreign income tax filings compliance and related matters, and

     - $98,000 for other services.

     The audit committee considered whether the provision of non-audit services is compatible with maintaining the independence of Patterson-UTI's outside auditors PricewaterhouseCoopers LLP.

                                 PROPOSAL NO. 4

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors voted to engage PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of Patterson-UTI for the fiscal year ending December 31, 2003, and directed that such engagement be submitted to the stockholders of Patterson-UTI for ratification. In recommending ratification by the stockholders of such engagement, the Board of Directors is acting upon the recommendation of the audit committee, which has satisfied itself as to the firm's professional competence and standing. Although ratification by stockholders of the engagement of PricewaterhouseCoopers LLP is not required by Delaware corporate law or Patterson-UTI's Restated Certificate of Incorporation or bylaws, management feels a decision of this nature should be made with the consideration of Patterson-UTI's stockholders. If stockholder ratification is not received, management will reconsider the engagement.

     It is expected that one or more representatives of PricewaterhouseCoopers LLP will be present at the Meeting and will be given the opportunity to make a statement if they so desire. It also is expected that the representatives will be available to respond to appropriate questions from the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy, and entitled to vote at the Meeting. If you do not vote against or abstain from voting on the ratification of the selection of PricewaterhouseCoopers LLP, your proxy will be voted "FOR" such ratification. Abstentions will be counted as shares entitled to vote on the proposal and will have the same effect as a vote "AGAINST" the proposal. A broker non-vote will be counted for purposes of establishing a quorum, but will not be treated as a share entitled to vote on the proposal. This will have the effect of reducing the absolute number of shares necessary to approve the proposal.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Patterson-UTI's officers and directors, and persons who own more than 10% of a registered class of Patterson-UTI's equity securities, to file reports of ownership and changes in ownership with the SEC. Each of these persons is required by SEC regulation to furnish Patterson-UTI with copies of Section 16(a) filings.

     Based solely on its review of copies of such forms received by it, Patterson-UTI believes that, during the year ended December 31, 2002, its officers, directors, and greater than 10% beneficial owners other than Messrs. Huff, Gist, DeGroat and Peak, and Ms. Smith complied with all applicable filing requirements. Each of the aforementioned non-employee directors inadvertently reported a year-end, automatic grant of options on a Form 5 instead of a Form 4.

OTHER BUSINESS

     As of the date of this Proxy Statement, management of Patterson-UTI was not aware of any matter to be presented at the Meeting other than as set forth herein. If any other matters are properly brought before the Meeting, however, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal by a stockholder to be presented at Patterson-UTI's 2004 annual meeting of stockholders must be received by Patterson-UTI no later than December 2, 2003, in order to be eligible for inclusion in Patterson-UTI's proxy statement and proxy used in connection with the 2004 annual meeting.

ANNUAL REPORT

     You are referred to Patterson-UTI's annual report to stockholders with a copy of its Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission, enclosed herewith for your information. The annual report to stockholders is not incorporated in this proxy statement and is not to be considered part of the soliciting material.

                                    APPENDIX

         This appendix is filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14a. It is not part of the Patterson-UTI Energy, Inc. Proxy Statement and was not otherwise provided to the stockholders of Patterson-UTI Energy, Inc. as a part thereof.

                           PATTERSON-UTI ENERGY, INC.

                              AMENDED AND RESTATED

                          1997 LONG-TERM INCENTIVE PLAN

ARTICLE I: GENERAL

         SECTION 1.1 Purpose of the Plan. This Amended and Restated 1997 Long-Term Incentive Plan (the "Plan") of Patterson-UTI Energy, Inc. (the "Company") is intended to advance the best interests of the Company, its subsidiaries and its stockholders in order to attract, retain and motivate key employees by providing them with additional incentives through (i) the grant of options ("Options") to purchase shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), (ii) the grant of stock appreciation rights ("Stock Appreciation Rights"), (iii) the award of shares of restricted Common Stock ("Restricted Stock") and (iv) the award of units payable in cash or shares of Common Stock based on performance ("Performance Awards"), thereby increasing the personal stake of such key employees in the continued success and growth of the Company.

         SECTION 1.2 Administration of the Plan. (a) The Plan shall be administered either by the full Board of Directors of the Company (the "Board of Directors") or by the Compensation Committee or other designated committee of the Board of Directors. The Board of Directors or such committee is referred to herein as the "Committee". The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, to establish performance criteria in respect of Awards (as defined herein) under the Plan, to certify that Plan requirements have been met for any participant in the Plan, to submit such matters as it may deem advisable to the Company's stockholders for their approval, and to make all other determinations and take all other actions necessary or desirable for the administration of the Plan. The Committee is expressly authorized to adopt rules and regulations limiting or eliminating its discretion in respect of certain matters as it may deem advisable to comply with or obtain preferential treatment under any applicable tax or other law rule, or regulation. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

         (b) The Committee shall designate the eligible employees, if any, to be granted Awards and the type and amount of such Awards and the time when Awards will be granted. All Awards granted under the Plan shall be on the terms and subject to the conditions determined by the Committee consistent with the Plan.

         SECTION 1.3 Eligible Participants. Key employees, including officers and directors, of the Company and its subsidiaries (all such subsidiaries being referred to as "Subsidiaries") shall be eligible for Awards under the Plan.

         SECTION 1.4 Awards Under the Plan. Awards to key employees may be in the form of (i) Options, (ii) Stock Appreciation Rights, which may be issued independent of or in tandem with Options, (iii) shares of Restricted Stock, (iv) Performance Awards, or (v) any combination of the foregoing (collectively, "Awards").

         SECTION 1.5 Shares Subject to the Plan. Initially, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 6,000,000, subject to adjustment as provided in Section 5.2 of the Plan. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

         If any Award under the Plan shall expire, terminate or be canceled (including cancellation upon an Option holder's exercise of a related Stock Appreciation Right) for any reason without having been exercised in full, or if any Award shall be forfeited to the Company, the unexercised or forfeited Award shall not count against the above limits and shall again become available for Awards under the Plan (unless the holder of such Award received dividends or other economic benefits with respect to such Award, which dividends or other economic benefits are not forfeited, in which case the Award shall count against the above limits). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy Federal, state or local tax liability, shall count against the above limits. Only the number of shares of Common Stock actually issued upon exercise of a Stock Appreciation Right shall count against the above limits, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for Awards under the Plan. Cash exercises of Stock Appreciation Rights and cash settlement of other Awards will not count against the above limits.

         The aggregate number of shares of Common Stock subject to Options or Stock Appreciation Rights that may be granted to any one participant in any one year under the Plan shall be 600,000, subject to adjustment as provided in
Section 5.2 of the Plan. The aggregate number of shares of Common Stock that may be granted to any one participant in any one year in respect of Restricted Stock shall be 600,000, subject to adjustment as provided in Section 5.2 of the Plan. The aggregate number of shares of Common Stock that may be received by any one participant in any one year in respect of a Performance Award shall be 600,000, subject to adjustment as provided in Section 5.2 of the Plan, and the aggregate amount of cash that may be received by any one participant in any one year in respect to a Performance Award shall be $500,000.

         The total number of Awards (or portions thereof) settled in cash under the Plan, based on the number of shares covered by such Awards (e.g., 100 shares for a Stock Appreciation Right with respect to 100 shares), shall not exceed a number equal to (i) the number of shares initially available for issuance under the Plan plus (ii) the number of shares that have become available for issuance under the Plan pursuant to the first paragraph of this Section 1.5.

         The aggregate number of shares of Common Stock that are available under the Plan for Options granted in accordance with Section 2.4(i) ("ISOs") is 600,000, subject to adjustment as provided in Section 5.2 of the Plan.

         SECTION 1.6 Other Compensation Programs. Nothing contained in the Plan shall be construed to preempt or limit the authority of the Board of Directors to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Board of Directors (i) to grant incentive awards for proper corporate purposes otherwise than under the Plan to any employee, officer, director or other person or entity or (ii) to grant incentive awards to, or assume incentive awards of, any person or entity in connection with the acquisition (whether by purchase, lease, merger, consolidation or otherwise) of the business or assets (in whole or in part) of any person or entity.

ARTICLE II: STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         SECTION 2.1 Terms and Conditions of Options. Subject to the following provisions, all Options granted under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

         (a) Option Price. The option price per share shall be determined by the Committee, except that in the case of an Option granted in accordance with
Section 2.4(i) the option price per share shall not be less than the fair market value of a share of Common Stock (as determined by the Committee) on the date the Option is granted (other than in the case of substitute or assumed Options to the extent required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant).

         (b) Term of Option. The term of an Option shall be determined by the Committee, except that in the case of an ISO the term of the Option shall not exceed ten years from the date of grant, and, notwithstanding any other provision of this Plan, no Option shall be exercised after the expiration of its term.

         (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. Unless the Option grant specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Options held by any optionee. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

         (d) Payment for Shares. The Committee may authorize payment for shares as to which an Option is exercised to be made in cash, shares of Common Stock, a combination thereof, by "cashless exercise" or in such other manner as the Committee in its discretion may provide.

         (e) Stockholder Rights. The holder of an Option shall, as such, have none of the rights of a stockholder.

         (f) Termination of Employment. The Committee shall have discretion to specify in the Option grant, or, with the consent of the optionee, an amendment thereof, provisions with respect to the period, not extending beyond the term of the Option, during which the Option may be exercised following the optionee's termination of employment.

         SECTION 2.2 Stock Appreciation Rights in Tandem with Options. (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Stock Appreciation Rights ("Tandem SARs") with respect to all or any portion of the shares of Common Stock covered by such Option. A Tandem SAR may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a Tandem SAR is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the Tandem SAR is exercised. Similarly, when an Option is exercised, the Tandem SARs relating to the shares covered by such Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

         (b) Upon exercise of a Tandem SAR, the holder shall receive, for each share with respect to which the Tandem SAR is exercised, an amount (the "Appreciation") equal to the difference between the option price per share of the Option to which the Tandem SAR relates and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the Tandem SAR. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the Tandem SAR.

         SECTION 2.3 Stock Appreciation Rights Independent of Options. Subject to the following provisions, all Stock Appreciation Rights granted independent of Options ("Independent SARs") under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

         (a) Exercise Price. The exercise price per share shall be determined by the Committee on the date the Independent SAR is granted.

         (b) Term of Independent SAR. The term of an Independent SAR shall be determined by the Committee, and, notwithstanding any other provision of this Plan, no Independent SAR shall be exercised after the expiration of its term.

         (c) Exercise of Independent SARs. Independent SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Independent SAR grant. Unless the Independent SAR grant specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Independent SARs held by any participant. Upon exercise of an Independent SAR, the holder shall receive, for each share specified in the Independent SAR grant, an amount (the "Appreciation") equal to the difference between the exercise price per share specified in the Independent SAR grant and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the Independent SAR. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the Independent SAR.

         (d) Stockholder Rights. The holder of an Independent SAR shall, as such, have none of the rights of a stockholder.

         (e) Termination of Employment. The Committee shall have discretion to specify in the Independent SAR grant, or, with the consent of the holder, an amendment thereof, provisions with respect to the period, not extending beyond the term of the Independent SAR, during which the Independent SAR may be exercised following the holder's termination of employment.

         SECTION 2.4 Statutory Options. Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant
(i) ISOs within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant, including, if then applicable, limits with respect to minimum exercise price, duration and amounts and special limitations applicable to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Stock Appreciation Rights), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. If an Option intended to be an ISO ceases or is otherwise not eligible to be an ISO, such Option (or portion thereof necessary to maintain the status of the remaining portion of the Option as an ISO) shall remain valid but be treated as an Option other than an ISO.

         SECTION 2.5 Change of Control. Notwithstanding the exercisability schedule governing any Option or Stock Appreciation Right, upon the occurrence of a Change of Control (as defined in Section 5.9) all Options and Stock Appreciation Rights outstanding at the time of such Change of Control and held by participants who are employees of the Company or its subsidiaries at the time of such Change of Control shall (unless specifically provided otherwise in the grant thereof) become immediately exercisable and, unless the participant agrees otherwise in writing, remain exercisable for three years (but not beyond the term of the Option or Stock Appreciation Right) after the employee's termination of employment for any reason other than termination by the Company or a subsidiary of the Company for dishonesty, conviction of a felony, willful unauthorized disclosure of confidential information or willful refusal to perform the duties of such employee's position or positions with the Company or such subsidiary (termination for "cause"); provided that this Section 2.5 shall not apply to Awards granted to a participant if, in connection with a Change of Control pursuant to clause (1) of Section 5.9, such participant is the Person or forms part of the Person specified in such clause (1).

ARTICLE III:  RESTRICTED STOCK

    SECTION 3.1 Terms and Conditions of Restricted Stock Awards. Subject to the following provisions, all Awards of Restricted Stock under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

         (a) Restricted Stock Award. The Restricted Stock Award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock, and the date or dates on which the Restricted Stock will vest. The vesting and number of shares of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine in accordance with the provisions hereof. Performance objectives will be based on increases in share prices, operating income, net income or cash flow thresholds on a company wide, subsidiary or division or group basis, rig utilization, safety records, return on common equity or any combination of the foregoing.

         (b) Restrictions on Transfer. Stock certificates representing the Restricted Stock granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Stock has vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Stock before it has vested. No share of Restricted Stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the Restricted Stock Award. Unless the grant of a Restricted Stock Award specifies otherwise, in the event of an employee's termination of employment before all the employee's Restricted Stock has vested, or in the event other conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock that have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Stock vests (and, if the employee has been issued legended certificates of Restricted Stock, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee or the employee's estate, free of all restrictions.

         (c) Accelerated Vesting. Notwithstanding the vesting conditions set forth in the Restricted Stock Award, (i) unless the Restricted Stock grant specifies otherwise, the Committee may in its discretion at any time accelerate the vesting of Restricted Stock or otherwise waive or amend any conditions of a grant of Restricted Stock, and (ii) all shares of Restricted Stock shall vest upon a Change of Control of the Company; provided that clause (ii) above shall not apply to Awards granted to a participant if, in connection with a Change of Control pursuant to clause (1) of Section 5.9, such participant is the Person or forms part of the Person specified in such clause (1).

ARTICLE IV:  PERFORMANCE AWARDS

         SECTION 4.1 Terms and Conditions of Performance Awards. The Committee shall be authorized to grant Performance Awards, which are payable in stock, cash or a combination thereof, at the discretion of the Committee.

         (a) Performance Period. The Committee shall establish with respect to each Performance Award a performance period over which the performance goal of such Performance Award shall be measured. The performance period for a Performance Award shall be established prior to the time such Performance Award is granted and may overlap with performance periods relating to other Performance Awards granted hereunder to the same employee.

         (b) Performance Objectives. The Committee shall establish a minimum level of acceptable achievement for the holder at the time of each Award. Each Performance Award shall be contingent upon future performances and achievement of objectives described either in terms of Company-wide performance or in terms that are related to performance of the employee or of the division, subsidiary, department or function within the Company in which the employee is employed. The Committee shall have the authority to establish the specific performance objectives and measures applicable to such objectives. Such objectives, however, shall be based on increases in share prices, operating income, net income or cash flow thresholds on a company wide, subsidiary or division or group, rig utilization, safety records, return on common equity or any combination of the foregoing.

         (c) Size, Frequency and Vesting. The Committee shall have the authority to determine at the time of the Award the maximum value of a Performance Award, the frequency of Awards and the date or dates when Awards vest.

         (d) Payment. Following the end of each performance period, the holder of each Performance Award will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. If at the end of the performance period the specified objectives have been attained, the employee shall be deemed to have fully earned the Performance Award. If the employee exceeds the specified minimum level of acceptable achievement but does not fully attain such objectives, the employee shall be deemed to have partly earned the Performance Award, and shall become entitled to receive a portion of the total Award, as determined by the Committee. If a Performance Award is granted after the start of a performance period, the Award shall be reduced to reflect the portion of the performance period during which the Award was in effect. Unless the Award specifies otherwise, including restrictions in order to satisfy the conditions under Section 162(m) of the Code, the Committee may adjust the payment of Awards or the performance objectives if events occur or circumstances arise which would cause a particular payment or set of performance objectives to be inappropriate, as determined by the Committee.

         (e) Termination of Employment. A recipient of a Performance Award who, by reason of death, disability or retirement, terminates employment before the end of the applicable performance period shall be entitled to receive, to the extent earned, a portion of the Award which is proportional to the portion of the performance period during which the employee was employed. A recipient of a Performance Award who terminates employment for any other reason shall not be entitled to any part of the Award unless the Committee determines otherwise;

however, the Committee may in no event pay the employee more than that portion of the Award which is proportional to his or her period of actual service.

         (f) Accelerated Vesting. Notwithstanding the vesting conditions set forth in a Performance Award, (i) unless the Award specifies otherwise, the Committee may in its discretion at any time accelerate vesting of the Award or otherwise waive or amend any conditions (including but not limited to performance objectives) in respect of a Performance Award, and (ii) all Performance Awards shall vest upon a Change of Control of the Company. In addition, each participant in the Plan shall receive the maximum Performance Award he or she could have earned for the proportionate part of the performance period prior to the Change of Control, and shall retain the right to earn any additional portion of his or her Award if he or she remains in the Company's employ. However, clause (ii) above shall not apply to Awards granted to a participant if, in connection with a Change of Control pursuant to clause (1) of
Section 5.9, such participant is the Person or forms part of the Person specified in such clause (1).

         (g) Stockholder Rights. The holder of a Performance Award shall, as such, have none of the rights of a stockholder.

ARTICLE V:  ADDITIONAL PROVISIONS

         SECTION 5.1 General Restrictions. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable (in connection with any requirement or interpretation of any Federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         SECTION 5.2 Adjustments for Changes in Capitalization. In the event of any stock dividends, stock splits, recapitalizations, combinations, exchanges of shares, mergers, consolidation, liquidations, split-ups, split-offs, spin- offs, or other similar changes in capitalization, or any distribution to stockholders, including a rights offering, other than regular cash dividends, changes in the outstanding stock of the Company by reason of any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any similar capital adjustment or the payment of any stock dividend, any share repurchase at a price in excess of the market price of the Common Stock at the time such repurchase is announced or other increase or decrease in the number of such shares, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including shares available for ISOs), in the number, price or kind of shares covered by the Awards and in any outstanding Awards under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Award.

         In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

         SECTION 5.3 Amendments. (a) The Board of Directors may at any time and from time to time and in any respect amend or modify the Plan.

         (b) The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding Award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

         SECTION 5.4 Cancellation of Awards. Any Award granted under the Plan may be cancelled at any time with the consent of the holder and a new Award may be granted to such holder in lieu thereof, which Award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled Award.

         SECTION 5.5 Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to pay an amount in cash or to retain or sell without notice, or demand surrender of, shares of Common Stock in value sufficient to satisfy any Federal, state or local withholding tax liability ("Withholding Tax") prior to the delivery of any certificate for such shares (or remainder of shares if Common Stock is retained to satisfy such tax liability). Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any Federal, state or local withholding tax liability. An Award may also provide the holder with the right to satisfy the Withholding Tax with previously owned shares of Common Stock or shares of Common Stock otherwise issuable to the holder.

         Whenever Common Stock is so retained or surrendered to satisfy Withholding Tax, the value of shares of Common Stock so retained or surrendered shall be determined by the Committee, and the value of shares of Common Stock so sold shall be the net proceeds (after deduction of commissions) received by the Company from such sale, as determined by the Committee.

         SECTION 5.6 Non-assignability. Except as expressly provided in the Plan or in any agreements, no Award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, Awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

         SECTION 5.7 Non-uniform Determinations. Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive Awards; the form, amount and timing of such Awards; the terms and provisions of such Awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

         SECTION 5.8 No Guarantee of Employment. The grant of an Award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board of Directors to nominate any director for reelection by the Company's stockholders.

         SECTION 5.9 Change of Control. A "Change of Control" shall be deemed to have occurred if:

         (1) any Person (as defined below), other than a Designated Person, is or becomes the Beneficial Owner (as defined below) of securities of the Company representing 35% or more of the Voting Power (as defined below);

         (2) there shall occur a change in the composition of a majority of the Board of Directors within any period of four consecutive years which change shall not have been approved by a majority of the Board of Directors as constituted immediately prior to the commencement of such period;

         (3) at any meeting of the stockholders of the Company called for the purpose of electing directors, more than one of the persons nominated by the Board of Directors for election as directors shall fail to be elected; or

         (4) the stockholders of the Company approve a merger, consolidation, sale of substantially all assets or other reorganization of the Company, other than a reincorporation, in which the Company does not survive.

         For purposes of this Section 5.9, (i) "Person" shall have the meaning set forth in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), as in effect on May 1, 1997, (ii) "Beneficial Owner" shall have the meaning set forth in Rules 13d-3 and 13d-5 promulgated under the Exchange Act on May 1, 1997; (iii) "Voting Power" shall mean the voting power of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors; and (iv) "Designated Person" shall mean any Person whose Beneficial Ownership of securities is solely the result of such Person acquiring securities as an underwriter in an underwritten public offering of such securities. Notwithstanding anything contained herein to the contrary, a Change in Control shall not be deemed to have occurred due to the Voting Power of Remy Capital Partners III, L.P. or any of its affiliates (collectively "Remy") falling below 35% or subsequently increasing over 35%.

         SECTION 5.10 Duration and Termination. (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no ISO (within the meaning of Section 422 of the Code) shall be granted under the Plan ten (10) years after the effective date of the Plan, but Awards granted prior to such date may extend beyond such date, and the terms of this Plan shall continue to apply to all Awards granted hereunder.

          (b) The Board of Directors may suspend, discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any Award outstanding on the date of the Plan's suspension, discontinuance or termination without the holder's written consent.

         SECTION 5.11 Deferred Compensation and Trust Agreements. The Committee may authorize and establish deferred compensation agreements and arrangements in connection with Awards under the Plan and may establish trusts and other arrangements including "rabbi trusts", with respect to such agreements and appoint one or more trustees for such trusts. Shares of Common Stock under the Plan may also be acquired by one or more trustees from the Company, in the open market or otherwise.

         SECTION 5.12 Effective Date. The Plan is effective as of July 23, 1997, the effective date of the Long-Term Incentive Plan prior to amendment.

                                    AMENDMENT
             TO THE PATTERSON-UTI ENERGY, INC. AMENDED AND RESTATED
                          1997 LONG-TERM INCENTIVE PLAN

         THIS AGREEMENT by Patterson-UTI Energy, Inc. (the "Sponsor"),

                                   WITNESSETH

         WHEREAS, the Sponsor maintains the Plan known as the "Patterson-UTI Energy, Inc. Amended and Restated 1997 Long-Term Incentive Plan" (the "Plan"); and

         WHEREAS, the Sponsor retained the right in Section 5.3 of the Plan to amend the Plan from time to time; and

         WHEREAS, the Board of Directors of the Sponsor approved resolutions on the 17th day of March, 2003, to amend the Plan;

         NOW, THEREFORE, the Sponsor agrees that, effective upon the approval of a majority of the stockholders of the Sponsor, the first paragraph of Section
1.5 of the Plan is hereby amended in its entirety to read as follows:

         Section 1.5 Shares Subject to the Plan. Initially, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 8,250,000, subject to adjustment as provided in Section 5.2 of the Plan. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

                              AMENDED AND RESTATED
                           PATTERSON-UTI ENERGY, INC.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    1. Purpose. This Amended and Restated Non-Employee Director Stock Option Plan (the "Plan") of Patterson-UTI Energy, Inc. (the "Company") was adopted for the benefit of the directors of the Company who at the time of their service are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non- Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

    2. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"), the members of which shall consist solely of directors who are employees of the Company. For the purposes of the Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. Except as otherwise expressly provided for herein, all questions of interpretation and application of the Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

    3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value (or such other par value as may be designated by act of the Company's stockholders) (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 600,000 shares; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 12 hereof. Such shares may be treasury shares or authorized but unissued shares.

    In the event that any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

    4. Grant of Options. Subject to the provisions of Paragraph 16 and the availability under the Plan of a sufficient number of shares of Common Stock that may be issuable upon the exercise of outstanding Options, there shall be granted the following Options:

    (a) To each Non-Employee Director as of the date he is first elected as a director of the Company, an Option to purchase 15,000 shares, subject to adjustment as provided in Paragraph 12 hereof, of Common Stock at a purchase price per share of Common Stock (the "Option Price") equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant; and

    (b) Each Non-Employee Director who has served as a non-employee director for a period of at least one year shall receive on each December 31 on which such person is a Non-Employee Director, an Option to purchase 7,500 shares, subject to adjustment as provided in Paragraph 12 hereof, of Common Stock at an Option Price equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant.

No Option shall be granted pursuant to the Plan after December 18, 2005.

    5. Duration of Options. Each Option granted under the Plan shall be exercisable for a term of five years from the date of grant, subject to earlier termination as provided in Paragraph 9 hereof.

    6. Amount Exercisable. Each Option granted pursuant to the Plan shall not be exercisable for a period of one year from the date of grant. After such time, such Option shall be fully vested and exercisable throughout the term of the Option. Notwithstanding the foregoing, no Option granted by virtue of the amendments effected by this Plan shall be exercisable for a period of six months following stockholder approval.

    7. Exercise of Options. An optionee may exercise such optionee's Option by delivering to the Company a written notice stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which such Option is to be exercised, (iii) the address to which the certificate representing such shares of stock should be mailed, and (iv) the social security number of such optionee. In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of stock and (ii) if applicable, payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by check drawn on a national banking association and payable to the order of the Company in United States dollars.

    If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling such optionee to exercise

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                                                                          Page 2
such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a fair market value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or, in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company) and (y) if the Option Price of the shares of stock with respect to which such Options are to be exercised exceeds such fair market value, a check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price of the shares of stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of stock. The Company may, at its option and upon approval by the Board of Directors of the Company, retain shares of Common Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then fair market value. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the Company, such optionee shall not have delivered to the Company a check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

    As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph 7, of the Option Price of the shares of stock with respect to which such Option is to be exercised, and (iii) payment, if required, in the form required by the foregoing provisions of this Paragraph 7, of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of stock with respect to which such Option has been so exercised, reduced, to the extent applicable by the number of shares retained by the Company to pay any required withholding tax, such certificate to be registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

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                                                                          Page 3

    For purposes of this Paragraph 7, the "fair market value" of a share of stock as of any particular date shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is listed if the Common Stock is then listed on a national securities exchange, or if the Common Stock is not so listed, the average of the bid and asked price of a share of Common Stock on that date and reported in the National Association of Securities Dealers Automated Quotation system (the "NASDAQ System"); provided that if no such closing price or quotes are so reported on that date or if in the discretion of the Committee another means of determining the fair market value of a share of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

    8. Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

    9. Termination. Except as may be otherwise expressly provided herein, each Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following:

    (a) On the last day within the three month period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death, disability or retirement of the optionee, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on which the optionee ceased on the date on which the optionee ceased be a member of the Company's Board of Directors;

    (b) On the last day within the one year period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors because of permanent disability, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors because of such disability;

    (c) On the last day within the one year period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death;

    (d) On the last day within the one year period commencing on the date an optionee who has had at least five years of service on the Board of Directors of the Company retires from the Board of Directors of the Company, during which period the optionee, or the executor or administrator of the optionee's estate or the person or persons to whom such Option shall have been transferred by the will or the laws of descent or distribution in the event of the optionee's death within such one year period, as the case may be, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been

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                                                                          Page 4
        entitled to purchase had the optionee exercised such Options on the date of such retirement; and

    (e) Ten years after the date of grant of such Option.

    10. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, an Option may not be exercised until the optionee has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Committee to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

    "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory, in form and substance to the Corporation, that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

    11. No Rights as Stockholder. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and,

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                                                                          Page 5
except as otherwise provided in Paragraph 12 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

    12. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in such a manner as to entitle an optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and
(b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

    If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $.10 per share of Common Stock and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Option Price shall be adjusted by reducing the Option Price in

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                                                                          Page 6
effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

    After the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders of its shares of Common Stock the right to acquire shares of Common Stock for less than the Current Market Price (a "Purchase Right") then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

    After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") in which the Company shall be the surviving corporation, each optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the optionee would have been entitled pursuant to the terms of the agreement

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                                                                          Page 7
of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

    After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each optionee shall, at no additional cost, be entitled at the option of the surviving corporation, (i) to have his then existing Option assumed or to have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such option is equal to the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares, provided that the shares subject to the new option must be traded on the New York Stock Exchange or the American Stock Exchange or quoted on the NASDAQ, or (ii) to receive upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

    If a corporate transaction described in Section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors as of the effective date of any such corporate transaction but before the date each optionee shall be provided with a notice of such cancellation and each optionee shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 of the Plan) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

    For purposes of this Paragraph 12, "Current Market Price per share of Common Stock" shall mean the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the average bid and asked price of a share of Common Stock as reported in the NASDAQ System, in each case on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of

--------------------------------------------------------------------------------

Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

    Except a hereinbefore expressly provided, the issue by the Company of shares of Common Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

    13. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of a majority of the shares of voting stock present in person or by proxy at a meeting of stockholders, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan; (b) reduce the option price permitted for the Options; (c) extend the term during which an option may be exercised or the termination date of the Plan; or (d) materially increase any other benefits accruing to directors under the Plan or materially modify the requirements as to eligibility for participation in the Plan unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (i) by law, (ii) by the applicable rules and regulations of, or any agreement with, any national securities exchange that the Common Stock is then listed on or if the Common Stock is not so listed, the rules and regulations, or any agreement with, the National Association of Securities Dealers, Inc., and (iii) in order to make available to the optionee with respect to any option granted under the Plan, the benefits of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, or any similar or successor rule. In addition, the terms of the Plan relating to the number of shares that may be subject to an Option, the times at which Options shall be granted, and the means by which the Option Price for Options granted is to be determined shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

    14. Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

    15. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in

--------------------------------------------------------------------------------
connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract, or otherwise. Nothing in this Section 15 shall be construed to limit or otherwise affect any right to indemnification, or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

    16. Effective Date of Plan. The Plan shall be deemed to have been adopted and effective on December 19, 1995.

--------------------------------------------------------------------------------
                                                                         Page 10

                                    AMENDMENT
             TO THE AMENDED AND RESTATED PATTERSON-UTI ENERGY, INC.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         THIS AGREEMENT by Patterson-UTI Energy, Inc. (the "Sponsor"),

                                   WITNESSETH

         WHEREAS, the Sponsor maintains the Plan known as the "Amended and Restated Patterson-UTI Energy, Inc. Non-Employee Director Stock Option Plan" (the "Plan"); and

         WHEREAS, the Sponsor retained the right in Section 13 of the Plan to amend the Plan from time to time; and

         WHEREAS, the Board of Directors of the Sponsor approved resolutions on the 17th day of March, 2003, to amend the Plan;

         NOW, THEREFORE, the Sponsor agrees that, effective upon the approval of a majority of the stockholders of the Sponsor, Section 4 of the Plan is hereby amended in its entirety to read as follows:

         4. Grant of Options. Subject to the provisions of Paragraph 16 and the availability under the Plan of a sufficient number of shares of Common Stock that may be issuable upon the exercise of outstanding Options, there shall be granted the following Options:

         (a) To each Non-Employee Director as of the date he is first elected as a director of the Company, an Option to purchase 20,000 shares, subject to adjustment as provided in Paragraph 12 hereof, of Common Stock at a purchase price per share of Common Stock (the "Option Price") equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant; and

         (b) Each Non-Employee Director who has served as a non-employee director for a period of at least one year shall receive on each December 31 on which such person is a Non-Employee Director, an Option to purchase 10,000 shares, subject to adjustment as provided in Paragraph 12 hereof, of Common Stock at an Option Price equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant.

                                                                Please mark
                                                                your votes   [X]
                                                                like this


                                  PROXY BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR ELECTION
                AS DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE PROXIES IN THE MANNER
    DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE,
            THE PROXIES WILL VOTE "FOR" THE NOMINEES FOR ELECTION AS
              DIRECTORS NOTED BELOW AND "FOR" PROPOSALS 2, 3 AND 4.


                            FOR all nominees                WITHHOLD
                          listed below (except         AUTHORITY to vote
1. ELECTION OF BOARD      as indicated to the       for all nominees listed
   OF DIRECTORS.             contrary below)                  below
                                  [ ]                          [ ]

Nominees for election to the Board of Directors: 01 Mark S. Siegel, 02 Cloyce A. Talbott, 03 A. Glenn Patterson, 04 Kenneth N. Berns, 05 Robert C. Gist, 06 Curtis W. Huff, 07 Terry H. Hunt, 08 Kenneth R. Peak, and 09 Nadine C. Smith.

(INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee in the space provided below.)

--------------------------------------------------------------------------------

                                                                                             FOR       AGAINST       ABSTAIN
2.   Approve an amendment to the Company's Amended and Restated 1997 Long-Term               [ ]         [ ]           [ ]
     Incentive Plan increasing the number of shares available for issuance under the plan;

3.   Approve an amendment to the Company's Amended and Restated Non-Employee                 [ ]         [ ]           [ ]
     Director Stock Option Plan increasing the number of options issued to new directors and also increasing the number of options issued to directors annually; and

4.   Ratify the selection of PricewaterhouseCoopers LLP as independent                       [ ]         [ ]           [ ]
     accountants of the Company for the fiscal year ending December 31, 2003.

5.   In their discretion, the Proxies are authorized to vote upon such other                 [ ]         [ ]           [ ]
     business as may properly come before the Meeting or any adjournment or adjournments thereof.

IF YOU WISH TO VOTE ELECTRONICALLY, PLEASE READ THE INSTRUCTIONS BELOW.

--------------------------------------------------------------------------------        =========================================

                                                                                                   COMPANY NUMBER:

                                                                                                   PROXY NUMBER:

                                                                                                   ACCOUNT NUMBER:

--------------------------------------------------------------------------------       =========================================


SIGNATURE                                     SIGNATURE                                      DATE
         -------------------------------------          ------------------------------------     ----------------------------------
NOTE: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such. For a corporation or a partnership, please sign in the full corporate name by the President or other authorized officer or the full partnership name by an authorized person, as the case may be. (Please mark, sign, date, and return this proxy in the enclosed envelope.)
------------------------------------------------------------------------------------------------------------------------------------
                                         o FOLD AND DETACH HERE AND READ THE REVERSE SIDE o


    (TELEPHONE LOGO)      VOTE BY TELEPHONE OR INTERNET      (COMPUTER LOGO)
                          QUICK *** EASY *** IMMEDIATE

                           PATTERSON-UTI ENERGY, INC.

[ ] You can now vote your shares electronically through the Internet or the telephone.

[ ]  This eliminates the need to return the proxy card.

[ ] Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE 1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.


                PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED
                                 ELECTRONICALLY

PROXY                                                                      PROXY

                           PATTERSON-UTI ENERGY, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2003

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Patterson-UTI Energy, Inc. (the "Company") hereby appoints Mark S. Siegel and Cloyce A. Talbott, and each of them, attorneys and proxies of the undersigned, each with full power to act without the other and with full power of substitution, to vote all of the shares which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the "Meeting") to be held Wednesday, April 30, 2003, at 11:30 a.m., local time, at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas 77060, and at any and all adjournments thereof, with the same force and effect as if the undersigned were personally present. The undersigned hereby instructs the above-named Attorneys and Proxies to vote the shares represented by this proxy in the manner as directed by the undersigned on the reverse side of this proxy card. If no directions are made, the Proxies will vote "FOR" the nominees for directors set forth on the reverse side and "FOR" proposals 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS ON THE REVERSE SIDE TO VOTE YOUR SHARES BY INTERNET OR BY TELEPHONE.


                         (CONTINUED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o



                             YOUR VOTE IS IMPORTANT!


                    FOLLOW INSTRUCTIONS ON THE REVERSE SIDE.


                                   PLEASE VOTE